AdaptivTM Select ETF
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 94.3%	Shares	Value
Aerospace & Defense - 2.5%
Spirit AeroSystems Holdings, Inc. - Class A (a)	47,823	$1,733,584

Apparel Retail - 2.9%
Gap, Inc.	84,009	1,972,531

Application Software - 4.0%
Palantir Technologies, Inc. - Class A (a)	102,621	2,759,479

Asset Management & Custody Banks - 4.0%
Blue Owl Capital, Inc.	146,192	2,787,882

Commercial & Residential Mortgage Finance - 7.5%
MGIC Investment Corp.	109,273	2,714,341
Rocket Cos., Inc. - Class A (a)	153,116	2,478,948
		5,193,289

Consumer Finance - 3.0%
SLM Corp.	90,713	2,058,278

Diversified Banks - 8.1%
KeyCorp	187,086	3,017,697
NU Holdings Ltd./Cayman Islands - Class A (a)	212,768	2,580,876
		5,598,573

Diversified Financial Services - 3.6%
Corebridge Financial, Inc.	83,891	2,478,979

Independent Power Producers & Energy Traders - 6.4%
Vistra Corp.	55,402	4,388,947

Industrial Machinery, Supplies & Components - 2.3%
Gates Industrial Corp. PLC (a)	87,277	1,622,479

Integrated Telecommunication Services - 6.9%
AT&T, Inc.	167,400	3,222,450
Frontier Communications Parent, Inc. (a)	51,679	1,514,195
		4,736,645

Investment Banking & Brokerage – 8.7%
Robinhood Markets, Inc. - Class A (a)	142,427	2,929,723
Virtu Financial, Inc. - Class A	113,525	3,101,503
		6,031,226

IT Consulting & Other Services - 4.9%
Kyndryl Holdings, Inc. (a)	125,877	3,382,315

Oil & Gas Storage & Transportation - 3.5%
Antero Midstream Corp.	170,195	2,444,000

Packaged Foods & Meats - 5.1%
Pilgrim's Pride Corp. (a)	84,765	3,494,861

Publishing - 3.5%
News Corp. - Class B	85,548	2,437,263
Regional Banks - 12.7%
First Horizon Corp.	106,787	1,786,546
FNB Corp	223,690	3,431,405
Huntington Bancshares Inc	238,394	3,563,990
		8,781,941

Trading Companies & Distributors - 4.7%
Core & Main, Inc. - Class A (a)	60,787	3,250,281
TOTAL COMMON STOCKS (Cost $55,366,115)		65,152,553

REAL ESTATE INVESTMENT TRUSTS (REITs) - 4.0%
Mortgage REITs - 4.0%
Rithm Capital Corp.	234,725	2,725,157
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,736,970)		2,725,157

SHORT-TERM INVESTMENTS - 1.7%
Money Market Funds - 1.7%
First American Treasury Obligations Fund - Class X, 5.20% (b)	1,156,028	1,156,028
TOTAL SHORT-TERM INVESTMENTS (Cost $1,156,028)		1,156,028

TOTAL INVESTMENTS - 100.0% (Cost $59,259,113)		69,033,738
Other Assets in Excess of Liabilities - 0.0% (c)		32,009
TOTAL NET ASSETS - 100.0%		$69,065,747

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of July 31, 2024.
(c)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

Investment Valuation

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.

Equity securities, including common stocks, preferred stocks, and real estate investment trusts that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the "Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Client First Investment Management, LLC as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$65,152,553	$–	$–	$65,152,553
Real Estate Investment Trusts	2,725,157	–	–	2,725,157
Short-Term Investments	1,156,028	–	–	1,156,028
Total Investments in Securities	$69,033,738	$–	$–	$69,033,738

For the period ended July 31, 2024, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Fund’s Schedule of Investments for further information on the classification of investments.